UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 28, 2011
NATIONAL INTERSTATE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	000-51130 (Commission File Number)	34-1607394 (I.R.S. Employer Identification No.)
3250 Interstate Drive
Richfield, Ohio 44286-9000
(Address of principal executive offices including Zip Code)
(330) 659-8900
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.
On May 3, 2011, National Interstate Corporation (the “Company”) issued a press release reporting its financial results for the quarterly period ended March 31, 2011. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in Item 2.02 and Exhibit No. 99.1 of this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in Item 2.02 and Exhibit No. 99.1 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of the Company was held on April 28, 2011. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:
Election of Directors. The shareholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors (the “Board”) to serve until the 2013 Annual Meeting of Shareholders or until their successor is duly elected and qualified. The following is a breakdown of the voting results:

		VOTES
DIRECTOR	VOTES FOR	WITHHELD	NON-VOTES
Joseph E. (Jeff) Consolino	18,441,401	166,598	604,937
Theodore H. Elliott, Jr.	18,193,743	414,256	604,937
Gary J. Gruber	15,486,336	3,121,663	604,937
Donald D. Larson	15,486,336	3,121,663	604,937
David W. Michelson	17,670,412	937,587	604,937
Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm. The shareholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
19,044,163	155,932	12,841	0
Advisory Vote on Executive Compensation. The shareholders of the Company voted to approve the following advisory (non-binding) proposal:
RESOLVED, that the shareholders of National Interstate Corporation approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s 2011 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the Compensation Discussion and Analysis, the compensation tables and related narrative discussion).
The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
18,525,390	65,690	16,919	604,937

Advisory Vote on the Frequency of Shareholder Votes on Executive Compensation. The shareholders of the Company voted to hold annual votes on approval of executive compensation. The following is a breakdown of the voting results:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	NON-VOTES
17,032,058	126,219	444,624	839,253	770,782
Upon consideration of the results of the advisory vote on the frequency of shareholder votes on executive compensation, the Board has determined that the Company will hold an advisory vote on executive compensation every year.

ITEM 8.01	Other Events.
On April 28, 2011, the Board approved a dividend of $0.09 per common share, payable on June 13, 2011 to shareholders of record of the Company’s common shares as of the close of business on May 31, 2011.

ITEM 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
99.1	Press Release of National Interstate Corporation dated May 3, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Interstate Corporation
By:	/s/ Julie A. McGraw
Julie A. McGraw
Vice President and Chief Financial Officer

Date: May 4, 2011